EXHIBIT 10.4

                SECOND AMENDMENT TO THE SIX AND ONE-HALF PERCENT
                  CONVERTIBLE NEGOTIABLE NOTE DUE JUNE 30, 2001

This Second Amendment (the "Second Amendment") to the Six and One-Half Percent Convertible Negotiable Note Due on June 30, 2001 (the "Note") is made on September 10, 1997 by and among US Diagnostic Inc., a Delaware corporation ("USD") and HEICO Corporation ("Payee" or "Holder of Note").

                                    RECITALS

WHEREAS, the Company issued the Note to the Payee, which Note is dated July 1, 1996 and is a portion of the consideration for the purchase of MediTek Health Corporation from the Payee;

WHEREAS, the Note was modified as of December 24, 1996 in an amendment to Six and One-Half Percent Convertible Negotiable Note Due June 30, 2001 (the "First Amendment");

WHEREAS, both the Company and Payee desire to alter the conversion rate and certain demand and other features of the Note;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Payee hereby agree as follows:

1. CONVERSION RATE. Section 2(a) of the Note is amended to delete the phrase "conversion price of $9.25 per share" and inserted in its place, the phrase "conversion price of $8.50 per share."

2. REQUIRED CONVERSION. Section 3 of the Note, as modified in the First Amendment, shall be deleted and the following language inserted in its place:

            3. REQUIRED CONVERSION. At any time commencing on the later of January 1, 1999 or the date that the shares of common stock into which this Note are convertible are registered for resale by the holder under the Securities Act of 1933 as amended (such time being herein called the "required conversion date"), if the last sale price of the common stock averages at least $9.25 per share for the ten (10) trading days immediately preceding the required conversion date, then upon written notice from the Company given within fifteen
            (15) days following the required conversion date, the Payee shall convert this Note at the then applicable conversion rate, provided however, that in the event of such Notice being given by the Company, the Payee may provide Notice to


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            the Company of its election to receive payment in cash of the full principal balance of the Note together with any accrued but unpaid interest, in lieu of consenting to the conversion.

3. PRE-PAYMENT. Section 4 of the Note, as previously modified in the First Amendment, is amended to substitute in place of the date December 31, 1997, the date January 1, 1999.

4. REDEMPTION AT THE OPTION OF HOLDER. Section 5 of the Note is deleted and the following language shall be inserted in its place:

            5. REDEMPTION AT THE OPTION OF HOLDER. If the shares of the Common Stock into which this Note are convertible are not registered for resale by the Holder under the Securities Act of 1933 as amended, prior to January 1, 1999, Holder shall thereafter have the right to require the Company to redeem this Note for cash upon ten (10) days written Notice by Holder to the Company at any time prior to the date such Registration Statement becomes effective.

5. NO OTHER CHANGES. With the exception of the foregoing, all of the other terms and provisions of the Note and First Amendment shall remain unchanged. Any defined terms set forth in this Second Amendment which are not defined herein, but are defined in the Note, shall have the definitions set forth therein. Further, all of the miscellaneous provisions contained in Section 8 of the Note shall apply equally to this Second Amendment.

IN WITNESS WHEREOF, This Second Amendment has been executed and delivered on the date first specified above by the duly authorized representatives of the Company and Holder.

                                                     US DIAGNOSTIC INC.

                                                     BY:/s/ JOSEPH A. PAUL
                                                       -------------------------
                                                       Joseph A. Paul
                                                       President & Chief
                                                       Executive Officer

                                                     HEICO CORPORATION

                                                     BY:/s/ LAURANS A. MENDELSON
                                                        ------------------------
                                                        Laurans A. Mendelson
                                                        Chairman, President and
                                                        Chief Executive Officer